Item 1.	Schedule of Investments.

The Registrant invested substantially all of its assets in AIP Macro Registered Fund A (CIK 0001544317, Investment Company Act file number 811-22682, the “Master Fund”). As of September 30, 2020, the Registrant no longer held an investment in the Master Fund. The Master Fund did not hold any investments as of September 30, 2020 as noted in its filing of Form N-PORT made available on the Securities and Exchange Commission website at http://www.sec.gov

Notes to Schedule of Investments

Portfolio Valuation

AIP Macro Registered Fund P (the “Fund”) is a “Feeder” fund in a “Master-Feeder” structure whereby the Fund invested substantially all of its assets in the Master Fund. As of September 30, 2020, the Master Fund did not have any investments in Investment Funds.

Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of September 30, 2020. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the four-year period ended December 31, 2019, remains subject to examination by major taxing authorities.

At September 30, 2020, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$—

Gross tax unrealized appreciation	$—
Gross tax unrealized depreciation	—

Net tax unrealized appreciation/depreciation on investments	$—

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